                                                                     EXHIBIT 21

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998


   EL PASO ENERGY CORPORATION (Delaware)
    EL PASO TENNESSEE PIPELINE CO. (Delaware) ....................................................................  100   %
       (El Paso Energy Corporation owns 100% of the issued and outstanding Company Common Stock. Unaffiliated parties own 100% of the Series A Preferred Stock.)
     East Tennessee Natural Gas Company (Tennessee) ..............................................................  100
     EL PASO ENERGY INTERNATIONAL COMPANY (Delaware)..............................................................  100
         El Paso Energia Mexico, S.A. de C.V. (Mexico) ...........................................................    0.1
                    (El Paso Energy International Company owns 0.1%; EPEC Gas Latin America Inc. owns 99.9%.)
         El Paso Energy Asia Corporation (Delaware) ..............................................................  100
         El Paso Energy Europe Company (Delaware) ................................................................  100
         El Paso Energy Pittsfield Corporation (Delaware) ........................................................  100
              Berkshire Feedline Acquisition L.P. (Massachusetts L.P.) ...........................................   50
                           (El Paso Energy Pittsfield Corporation owns 50%; an unaffiliated party owns 50%.)
         El Paso Energy Servicios S. de R.L. de C.V. (Mexico).....................................................    1
                    (EPED Holding Company owns 99%; El Paso Energy International Company owns 1%.)
         El Paso Mauritius Power Limited (Mauritius) .............................................................  100
              El Paso Pakistan Power (Private) Limited (Pakistan) ................................................   99.9
                      (El Paso Mauritius Power Limited owns 99.9%; Individuals own 0.1%)
                  El Paso Kabirwala Power Ltd. (Cayman Islands) ..................................................  100
                      Fauji Kabirwala Power Company Limited (Pakistan) ...........................................   42.17
                                    (El Paso Kabirwala Power Ltd. owns 42.17%; unaffiliated parties own 57.83%.)
         EPEC Argentina Corporation (Delaware) ...................................................................  100
         EPEC Baja California Corporation (Delaware) .............................................................  100
         EPEC Canada Ltd. (Canada) ...............................................................................  100
         EPEC China Inc. (Delaware) ..............................................................................  100
         EPEC Energy Argentina S.A. (Argentina) ..................................................................   92.3
                  (El Paso Energy International Company owns 92.3%; El Paso Natural Gas Company owns 7.7%)
              EPEC Cayman Islands Company (Cayman Islands) .......................................................  100
                  Companias Asociadas Petroleraoes S.A. (Argentina) ..............................................   45
                             (EPEC Cayman Islands Company owns 45%; unaffiliated parties own 55%.)
                      CAPEX S.A. (Argentina) .....................................................................   55
                                 (Companias Asociadas Petroleraoes S.A. owns 55%; remaining is publicly traded.)
                           Triunion Energy Company (Cayman Islands) ..............................................   38.4
                                 (EPED B Company  owns 23.2%;  An  unaffiliated  party owns 38.4% and CAPEX S.A.
                                 owns 38.4%)
                               El Paso Energy Argentina Limitada S.A. (Argentina) ................................   99
                                      (Triunion Energy Company owns 99%; unaffiliated parties own 1%)
                               Triunion Energy Chile A Company (Cayman Islands) ..................................  100
                                    Triunion Energy Inversiones (Chile) Limitada (Chile) .........................    0.1
                                          (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy Chile A
                                          Company owns 0.1%.)
                               Triunion Energy Inversiones Company (Cayman Islands) ..............................  100
                                    Triunion Energy Finance Pacifico Company (Cayman Islands) ....................  100
                               Triunion Energy Pacifico Company (Cayman Islands) .................................  100
                                    Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) ................    1
                                          (Triunion Energy Pacifico Company owns 1%; Triunion Energy Inversiones
                                          (Chile) Limitada owns 99%.)
                                    Triunion Energy Inversiones (Chile) Limitada (Chile) .........................   99.9
                                          (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy Chile A
                                          Company owns 0.1%.)
                                        Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) ............   99
                                               (Triunion Energy Pacifico Company owns 1%; Triunion Energy
                                               Inversiones (Chile) Limitada owns 99%.)
         EPEC Ethanol Company (Delaware) .........................................................................  100

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

         EPEC Ethanol Services Company (Delaware) ................................................................  100
   EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)

         EPEC Gas Brazil Corporation (Delaware) ..................................................................  100   %
              EPIC Gas International Servicos do Brasil Ltda. (Brazil) ...........................................   99.9
                    (EPEC Gas Brazil Corporation owns 99.9%; El Paso Energy
                    International Company, owns 0.1%.)
         EPEC Gas Canada Ltd. (Ontario) ..........................................................................  100
         EPEC Gas Chile Corporation (Delaware) ...................................................................  100
              Gas de Chile S.A. (Chile) ..........................................................................   50
                    (EPEC Gas Chile Corporation owns 50%; unaffiliated parties own 50%.)
              Inversiones EPEC Gas (Chile) Limitada (Chile).......................................................   99.99
                    (EPEC Gas Chile Corporation owns 99.99%; EPEC Gas Latin America Inc. owns .01%.)
         EPEC Gas Latin America Inc. (Delaware) ..................................................................  100
              El Paso Energia Mexico, S.A. de C.V. (Mexico) ......................................................   99.9
                    (EPEC Gas Latin America Inc. owns 99.9%; El Paso Energy International Company owns 0.1%.)
                  Pasotronica, S.A. de C.V. (Mexico) .............................................................   50
                         (El Paso Energia Mexico, S.A. de C.V. owns 50%; an unaffiliated party owns 50%.)
              Inversiones EPEC Gas (Chile) Limitada (Chile).......................................................    0.01
                    (EPEC Gas Chile Corporation owns 99.99%; EPEC Gas Latin America Inc. owns .01%.)
              Gasoducto Transandino S.A. de Argentina (Argentina) ................................................    0.01
                    (EPEC Gas Latin America Inc. owns.01%; Gasoducto Transandino S.A. owns 99.99%)
         EPEC Gas Services (Chile) Corporation (Delaware) ........................................................  100
              EPIC Gas Transportes S.A. (Chile) ..................................................................   99.9
                    (EPEC Gas Services (Chile) Corporation owns 99.9%; unaffiliated parties own 0.1%.)
         EPEC Hungary Inc. (Delaware) ............................................................................  100
         EPEC Independent Power I Company (Delaware) .............................................................  100
              MASSPOWER (Massachusetts G.P.)  ....................................................................   17
                    (EPEC Independent Power I Company owns 17% as general partner; unaffiliated parties own 83%.)
         EPEC Independent Power II Company (Delaware) ............................................................  100
         EPEC International (East Asia/Pacific) Inc. (Delaware) ..................................................  100
         EPEC MLP Inc. (Delaware) ................................................................................  100
              Polk Power Partners, L.P. (Delaware L.P.)  .........................................................   45.75
                     (EPEC MLP Inc.,  as a Limited  Partner,  owns 45.75%;  Polk Power GP, Inc., as General
                    Partner, owns 1%; unaffiliated parties, as Limited Partners, own 53.25%.)
         EPEC Trinidad LNG, Inc. (Delaware) ......................................................................  100
         EPEC Ventures Bolivia Corporation (Delaware) ............................................................  100
         EPEC Ventures Poland Corporation (Delaware) .............................................................  100
              Weilkopolska Energia S.A. (Poland)..................................................................   50
                    (EPEC Ventures Poland Corporation owns 50%; unaffiliated parties own 50%)
         EPED Holding Company (Delaware) .........................................................................  100
              DBNGP Finance Company L.L.C. (Delaware LLC).........................................................   50
                    (EPED Holding Company owns 50%; unaffiliated parties own 50%)
                  El Paso Cayman DBNGP, Ltd. (Cayman Islands).....................................................  100
                      El Paso DBNGP Limited (Labuan) .............................................................  100
                           Epic Energy Australia Trust (Australia) ...............................................   33.33
                                 (El Paso DGNGP Limited owns 33.33%; unaffiliated parties own 66.67%)
                           Epic Energy (Australia) Nominees Pty. Ltd. (Australia) ................................   33.33
                                 (El Paso DBNGP Limited owns 33.33%; unaffiliated parties own 66.67%)
                               Epic Energy (WA) Nominees Pty. Ltd. (Australia) ...................................  100
                                    Epic Energy (DBNGP Finance) Pty. Ltd. (Australia) ............................  100
                                    Epic Energy Western Australia Pty. Limited (Australia) .......................  100

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998


                               Epic Energy (WA) Investments Pty. Ltd. (Australia) ................................  100
                                    Epic Energy (WA) Transmission Pty. Ltd. (Australia) ..........................  100
                                    Epic Energy (Pilbara Pipeline) Pty. Ltd. (Australia) .........................  100
EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
         EPED HOLDING COMPANY (CONTINUED)
              DBNGP FINANCE COMPANY L.L.C. (CONTINUED)
                  EPIC ENERGY (AUSTRALIA) NOMINEES PTY. LTD. (CONTINUED)
                      EPIC ENERGY (WA) INVESTMENTS PTY. LTD. (CONTINUED)

                           Dampier to Bunbury Pipeline Employment Pty. Ltd. (Australia) ..........................  100   %
                      Epic Energy WA Pipeline Trust (Australia) ..................................................  100
              El Paso ECK Holding Company (Delaware) .............................................................  100
                  Energeticke Centrum Kladno s.r.o. (Czechoslovakia) .............................................   18.55
                         (El Paso ECK Holding Company owns 18.55%; unaffiliated parties own 81.45%.)
              El Paso Energy Argentina Service Company (Delaware) ................................................  100
                  Servicios El Paso S.R.L. (Argentina) ...........................................................   99.9
                         (El Paso Energy Argentina  Service Company owns 99.9%;  unaffiliated parties own 0.1%)
              El Paso Energy Portugal Company (Delaware) .........................................................  100
              El Paso Energy Servicios, S. de R.L. de C.V. (Mexico) ..............................................   99
                    (EPED Holding Company owns 99%; El Paso Energy International Company owns 1%.)
              El Paso Kladno B.V. (Netherlands) ..................................................................  100
                  Matra Powerplant Holding B.V. (Netherlands) ....................................................   35
                         (El Paso Kladno B.V. owns 35%; unaffiliated parties own 65%.)
                      ECK Generating s.r.o. (Czechoslovakia)  ....................................................   89
                             (Matra Powerplant Holding B.V. owns 89%; unaffiliated parties own 11%.)
              El Paso Rosarito Company, L.L.C. (Delaware) ........................................................  100
              El Paso Sierra Chaco Holding AB (Sweden) ...........................................................  100
                  Empresa Energetica Sierra Chaco S.A. (Bolivia) .................................................   98
                         (El Paso Sierra Chaco  Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns 1%;
                         El Paso Sierra Chaco Bolivia AB owns 1%)
                  El Paso Sierra Chaco Sweden AB (Sweden) ........................................................  100
                      Dynaf Bolivia S.R.L. (Bolivia) .............................................................   10
                             (El Paso Sierra Chaco Sweden AB owns 10%; El Paso Sierra Chaco  Bolivia AB owns 90%)
                      Empresa Energetica Sierra Chaco SA (Bolivia) ...............................................    1
                             (El Paso Sierra Chaco  Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns
                             1%; El Paso Sierra Chaco Bolivia AB owns 1%)
                  El Paso Sierra Chaco Bolivia AB (Sweden) .......................................................  100
                      Dynaf Bolivia S.R.L. (Bolivia) .............................................................   90
                             (El Paso Sierra Chaco Sweden AB owns 10%; El Paso Sierra Chaco  Bolivia AB owns 90%)
                      Empresa Energetica Sierra Chaco SA (Bolivia) ...............................................    1
                             (El Paso Sierra Chaco  Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns 1%;
                             El Paso Sierra Chaco Bolivia AB owns 1%)
              EPEC Nederland Holding B.V. (Netherlands) ..........................................................  100
                  El Paso El Sauz B.V. (Netherlands) .............................................................  100
                  El Paso Energy Hydro Holding B.V. (Netherlands) ................................................  100
                  El Paso Energy Ujung Pangdang B.V. (Netherlands) ...............................................  100
                  El Paso Hermosillo B.V. (Netherlands) ..........................................................  100
                  El Paso Mexico I B.V. (Netherlands) ............................................................  100

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998


                  El Paso Mexico II B.V. (Netherlands) ...........................................................  100
                  El Paso Northwest Mexico B.V. (Netherlands) ....................................................  100
                  El Paso Rio Bravo B.V. (Netherlands) ...........................................................  100
              EPED A Company (Cayman Islands) ....................................................................  100
                  El Paso Development (Tanzania) Company Limited (Tanzania) ......................................    1
                         (EPED A Company owns 1%; EPED B Company owns 99%.)

EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
         EPED HOLDING COMPANY (CONTINUED)
              EPED A COMPANY (CONTINUED)

                  EPED Aguaytia Company (Cayman Islands) .........................................................   99   %
                         (EPED A Company owns 99% and EPED B Company owns 1%.)
                      Aguaytia Energy L.L.C. (Delaware LLC) ......................................................   24.3
                             (EPED Aguaytia Company owns 24.3%; The Maple Gas Development Corporation owns 16.96%;
                             unaffiliated parties own 58.74%.)
                           Aguaytia Energy del Peru S.R. Ltda. (Peru) ............................................   99
                                 (Aguaytia Energy L.L.C. owns 99%; Peru Energy Holdings L.L.C. owns 1%.)
                           Peru Energy Holdings L.L.C. (Delaware LLC) ............................................   99
                                 (Aguaytia Energy L.L.C. owns 99%; Peru Energy Holdings owns 1%.)
                           Peru Energy Holdings (Cayman Islands) .................................................  100
                               Peru Energy Holdings L.L.C. (Delaware LLC) ........................................    1
                                      (Peru Energy Holdings owns 1%; Aguaytia Energy L.L.C. owns 99%.)
                                    Aguaytia Energy del Peru S.R. Ltda. (Peru) ...................................    1
                                          (Peru Energy Holdings L.L.C. owns 1%; Aguaytia Energy L.L.C. owns 99%.)
                      Latin America Capital L.L.C. (Cayman Islands) ..............................................   27.5
                             (EPED Aguaytia Company owns 27.5%; The Maple Gas Development Corporation owns 16.96%;
                             unaffiliated parties own 55.54%.)
                  EPIC Aguaytia Maple Company (Cayman Islands) ...................................................  100
                      The Maple Gas Development Corporation (Cayman Islands) .....................................   18.43
                             (EPIC Aguaytia Maple Company owns 18.43%; unaffiliated parties own 81.57%.)
                           Aguaytia Energy L.L.C. (Delaware) .....................................................   16.96
                                 (The Maple Gas Development Corporation owns 16.96%; EPED Aguaytia Company owns
                                 24.3%; unaffiliated parties own 58.74%.)
                           Latin America Capital L.L.C. (Cayman Islands) .........................................   16.96
                                 (The Maple Gas Development Corporation owns 16.96%; EPED Aguaytia Company owns
                                 27.5%; unaffiliated parties own 55.54%.)
                  EPIC Yucatan Pipeline Company (Cayman Islands) .................................................   99
                         (EPED A Company owns 99%; EPED B Company owns 1%.)
                      EPIC Yucatan S. de R.L. de C.V. (Mexico) ...................................................   99
                             (EPIC Yucatan Pipeline Company owns 99%; EPED B Company owns 1%.)
                  NEPC Consortium Power Ltd. (Bangladesh) ........................................................   50
                         (EPED A Company owns 50%; unaffiliated parties own 50%.)
              EPED Central Chile Corporation (Delaware) ..........................................................  100
              EPIC Samalayuca A, L.L.C. (Delaware LLC) ...........................................................   15
                    (EPED Holding Company owns 15% and EPED SAM Holdings Company owns 85%.)
              EPIC Samalayuca B, L.L.C. (Delaware LLC) ...........................................................   15
                    (EPED Holding Company owns 15% and EPED SAM Holdings Company owns 85%.)
              EPED B Company (Cayman Islands) ....................................................................  100
                  Arklow Private Ltd. (Mauritius).................................................................  100
                  CAYGER Finance Company (Cayman Islands).........................................................  100

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998


                  El Paso Development (Tanzania) Company Limited (Tanzania) ......................................   99
                         (EPED A Company owns 1%; EPED B Company owns 99%.)
                  El Paso Energy CAYGER I Company (Cayman Islands) ...............................................  100
                      El Paso Rio Claro Ltda. (Brazil) ...........................................................   99.95
                             (El Paso Energy CAYGER I Company owns 99.95%; an unaffiliated party owns 0.05%.)
                      El Paso Rio Grande Ltda. (Brazil) ..........................................................   99.95
                             (El Paso Energy CAYGER I Company owns 99.95%; an unaffiliated party owns 0.05%.)
                  El Paso Energy CAYGER II Company (Cayman Islands) ..............................................  100
                  El Paso Energy Brazil Corporation (Cayman Islands) .............................................  100




EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
         EPED HOLDING COMPANY (CONTINUED)
              EPED B COMPANY (CONTINUED)
                  EL PASO ENERGY BRAZIL CORPORATION (CONTINUED)

                      El Paso Energy International do Brasil Ltda. (Brazil) ......................................   99.9%
                             (El Paso Energy Brazil Corporation owns 99.9%; unaffiliated parties own 0.1%)
                  El Paso Energy East Asia Company (Cayman Islands) ..............................................  100
                  El Paso Energy Gasoducto Company (Cayman Islands) ..............................................  100
                  El Paso Fife I Company (Cayman Islands) ........................................................  100
                      Fife Power (Scotland) ......................................................................   50
                             (El Paso Fife I Company owns 50%; unaffiliated parties own 50%.)
                  El Paso Sierra Chaco I Company (Cayman Islands) ................................................  100
                  EPED Aguaytia Company (Cayman Islands) .........................................................    1
                         (EPED B Company owns 1% and EPED A Company owns 99%.)
                  EPIC Energy Amazon Company (Cayman Islands) ....................................................   50
                         (EPED B Company owns 50%; unaffiliated parties own 50%.)
                      El Paso Amazonas Energia Ltda. (Brazil) ....................................................   99.9
                             (EPIC Energy Amazon Company owns 99.9%; unaffiliated parties own 0.1%)
                  EPIC Mato Grosso Company (Cayman Islands) ......................................................  100
                      El Paso Empreendimentos e Participacoes Ltda (Brazil) ......................................   99.9
                             (EPIC Mato Grosso Company owns 99.9%; unaffiliated parties own 0.1%)
                  EPIC Mato Grosso do Sul Company (Cayman Islands) ...............................................  100
                  EPIC Jordan Company (Cayman Islands) ...........................................................  100
                  EPIC Yucatan Pipeline Company (Cayman Islands) .................................................    1
                         (EPED B Company owns 1% and EPED A Company owns 99%.)
                      EPIC Yucatan S. de R.L. de C.V. (Mexico) ...................................................   99
                             (EPIC Yucatan Pipeline Company owns 99%; EPED B Company owns 1%.)
                  EPIC Yucatan S. de R.L. de C.V. (Mexico) .......................................................    1
                         (EPED B Company owns 1%; EPIC Yucatan Pipeline Company owns 99%)
                  Interenergy Company (Cayman Islands) ...........................................................   45
                         (EPED B Company owns 45%; unaffiliated parties own 55%)
                  Triunion Energy Company (Cayman Islands) .......................................................   23.2
                         (EPED B Company owns 23.2%; an unaffiliated party owns 38.4% and CAPEX S.A. owns 38.4%)
                      El Paso Energy Argentina Limitada S.A. (Argentina) .........................................   99
                             (Triunion Energy Company owns 99%; unaffiliated parties own 1%)
                      Triunion Energy Chile A Company (Cayman Islands) ...........................................  100
                           Triunion Energy Inversiones (Chile) Limitada (Chile) ..................................    0.1
                                 (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy Chile A Company owns 0.1%.)

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

                      Triunion Energy Inversiones Company (Cayman Islands) .......................................  100
                           Triunion Energy Finance Pacifico Company (Cayman Islands) .............................  100
                      Triunion Energy Pacifico Company (Cayman Islands) ..........................................  100
                           Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) .........................    1
                                 (Triunion Energy Pacifico Company owns 1%; Triunion Energy Inversiones (Chile)
                                 Limitada owns 99%.)
                           Triunion Energy Inversiones (Chile) Limitada (Chile) ..................................   99.9
                                 (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy Chile A Company owns 0.1%.)
                               Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) .....................   99
                                      (Triunion Energy Pacifico Company owns 1%; Triunion Energy Inversiones
                                      (Chile) Limitada owns 99%.)
                  VEN Energy Holding Company (Cayman Islands) ....................................................  100
EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
         EPED HOLDING COMPANY (CONTINUED)
              EPED B COMPANY (CONTINUED)

                  VEN Field Services Company (Cayman Islands) ....................................................   50   %
                         (EPED B Company owns 50%; unaffiliated parties own 50%.)
              EPED SAM Holdings Company (Delaware) ...............................................................  100
                  EPIC Samalayuca A, L.L.C. (Delaware LLC) .......................................................   85
                         (EPED SAM Holdings Company owns 85%; EPED Holding Company owns 15%)
                      Samalayuca Holding Partnership (Delaware G.P.)  ............................................   25
                             (EPIC Samalayuca A, L.L.C. owns 25% and unaffiliated parties own 75%.)
                           Compania Samalayuca II, S.A. de C.V. (Mexico) .........................................   80
                                 (Samalayuca Holding Partnership owns 80%; EPIC Samalayuca B, L.L.C. owns 10%; an unaffiliated party owns 10%.)
                               Samalayuca Trust (Mexico) .........................................................  100
                  EPIC Samalayuca B, L.L.C. (Delaware LLC) .......................................................   85
                         (EPED SAM Holdings Company owns 85%; EPED Holding Company owns 15%.)
                      Compania Samalayuca II, S.A. de C.V. (Mexico) ..............................................   10
                             (EPIC Samalayuca B, L.L.C. owns 10%; Samalayuca Holding Partnership owns 80%; an unaffiliated party owns 10%.)
                           Samalayuca Trust (Mexico) .............................................................  100
                  SAM II Equity Funding, L.L.C. (Delaware LLC) ...................................................   60
                         (EPED SAM Holdings Company owns 60%; unaffiliated parties own 40%.)
                  Samalayuca II Management L.L.C. (Delaware LLC) .................................................   50
                         (EPED Sam Holdings owns 50%; unaffiliated parties own 50%.)
                      Samalayuca II Management, S. de R.L. de C.V. (Mexico) ......................................   98
                             (Samalayuca II Management L.L.C. owns 98%; EPED Sam Holdings Company owns 1%; and
                             unaffiliated parties own 1%.)
                  Samalayuca II Management, S. de R.L. de C.V. (Mexico) ..........................................    1
                         (EPED Sam Holdings Company owns 1%; Samalayuca II Management L.L.C. owns 98%;
                         unaffiliated parties own 1%.)
              EPIC Samalayuca A, L.L.C. (Delaware LLC) ...........................................................   15
                    (EPED Holding Company owns 15%; EPED SAM Holdings Company owns 85%)
                  Samalayuca Holding Partnership (Delaware GP) ...................................................   25
                         (EPIC Samalayuca A, L.L.C. owns 25% and unaffiliated parties own 75%.)
                      Compania Samalayuca II, S.A. de C.V. (Mexico) ..............................................   80
                             (Samalayuca  Holding Partnership owns 80%; EPIC Samalayuca B, L.L.C. owns 10%;
                             an unaffiliated party owns 10%.)
                           Samalayuca Trust (Mexico)..............................................................  100
              EPIC Samalayuca B, L.L.C. (Delaware LLC) ...........................................................   15
                    (EPED SAM Holdings Company owns 85%; EPED Holding Company owns a 15%.)

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

                  Compania Samalayuca II, S.A. de C.V. (Mexico) ..................................................   10
                         (EPIC Samalayuca B, L.L.C. owns 10%; Samalayuca Holding Partnership owns 80%; an unaffiliated party owns 10%.)
                      Samalayuca Trust (Mexico) ..................................................................  100
              KLT Power Inc. (Missouri) ..........................................................................  100
                  Central Costanera, S.A. (Argentina) ............................................................   12
                         (KLT Power Inc. owns 12%; unaffiliated parties own 88%.)
                      Central Termoelectrica Buenos Aires, S.A. (Argentina) ......................................   51.3
                             (Central Costanera, S.A. owns 51.3%; KLT Power (Bermuda) Ltd. owns 7.8%;
                             unaffiliated parties own 40.9%.)
                  KLT Power (Asia) (Cayman Islands) ..............................................................  100
                      El Paso Guna Power (Mauritius) Limited (Mauritius) .........................................  100
                           KEI Energy Private Ltd. (India) .......................................................   60
                                 (El Paso Guna Power (Mauritius) Limited owns 60%; unaffiliated parties own 40%.)
EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
         EPED HOLDING COMPANY (CONTINUED)
              KLT POWER INC. (CONTINUED)

                  KLT Power (Bermuda) Ltd. (Bermuda) .............................................................  100   %
                      Central Termoelectrica Buenos Aires, S.A. ( Argentina) .....................................    7.8
                             (Central Costanera, S.A. owns 51.3%;  KLT Power (Bermuda) Ltd. owns 7.8%;
                             unaffiliated parties own 40.9%.)
                  KLT Power Latin America (Cayman Islands) .......................................................  100
         EPIC Energy Hungary B.V. (Netherlands) ..................................................................  100
              Enfield Holdings B.V. (Netherlands) ................................................................   50
                    (EPIC Energy Hungary B.V. owns a 50% interest; unaffiliated parties own a 50% interest.)
                  Enfield Energy Centre Ltd. (United Kingdom) ....................................................   50
                         (Enfield Holdings B.V. owns a 50% interest; unaffiliated parties own a 50% interest.)
                  NR Gibraltar (Gibraltar) .......................................................................  100
              EMA Power Kft. (Hungary)  ..........................................................................   50
                    EPIC Energy Hungary B.V. owns a 50% interest; unaffiliated parties own a 50% interest.)
         EPIC Gas International Servicos do Brasil Ltda (Brazil) .................................................    0.1
                (El Paso Energy International Company owns 0.1%; EPEC Gas Brazil Corporation owns 99.9%.)
         Galtee Limited (Cayman Islands) .........................................................................  100
              El Paso (Labuan) Limited (Labuan) ..................................................................  100
                  Epic Energy Pty. Limited (Australia) ...........................................................   30
                         (El Paso (Labuan) Limited owns 30%; unaffiliated parties own 70%.)
                      Epic Energy Australia Pty. Limited (Australia) .............................................   99.95
                             (Epic Energy Pty. Limited owns 99.95%; Epic Energy Corporate Shared Services owns
                             0.05%.)
                           Epic Energy Queensland Pty. Limited (Australia) .......................................  100
                               Epic Energy South Australia Pty. Limited (Australia) ..............................    0.02
                                 (Epic Energy Queensland Pty. Limited owns 0.02%; Epic Energy Australia Pty.
                                 Limited owns 99.98%.)
                           Epic Energy South Australia Pty. Limited (Australia) ..................................   99.98
                             (Epic Energy Australia Pty. Limited owns 99.98%; Epic Energy Queensland Pty. Limited owns 0.02%.)
                      Epic Energy Northern Territory Pty. Limited (Australia) ....................................  100
                      Epic Energy Corporate Shared Services (Australia) ..........................................   99.9
                             (Epic Energy Pty. Limited owns 99.9%;  Epic Energy Australia Pty. Limited owns 0.1%.)
                           Epic Energy Australia Pty. Limited (Australia) ........................................    0.05
                                 (Epic Energy Corporate Shared Services owns 0.05%; Epic Energy Pty. Limited owns
                                 99.95%.)

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

                               Epic Energy Corporate Shared Services (Australia) .................................    0.1
                                      (Epic Energy Australia Pty. Limited owns 0.1%; Epic Energy Pty. Ltd. owns
                                      99.9%.)
              Ventures Holdings Pty. Limited (Australia) .........................................................  100
                  EPIC Sulawesi Gas Pty. Limited (Australia) .....................................................  100
                      Energy Equity EPIC (Sengkang) Pty. Limited (Australia) .....................................   50
                             (EPIC Sulawesi Gas Pty. Limited owns 50%; unaffiliated parties own 50%.)
                  Sulawesi Energy Pty Limited (Australia) ........................................................   50
                         (Ventures Holdings Pty. Limited owns 50%; unaffiliated parties own 50%.)
                      PT Energi Sengkang (Indonesia) .............................................................   95
                             (Sulawesi Energy Pty. Ltd. owns 95%; unaffiliated parties own 5%.)
         Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico) ....................................................   40

                (El Paso Energy International Company owns 40%; El Paso Natural Gas Company owns 10%; unaffiliated parties own 50%.)
         Orange Acquisition, Inc. (Delaware) .....................................................................  100

EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
         ORANGE ACQUISITION, INC. (CONTINUED)

              Orange Cogeneration Limited Partnership (Delaware L.P.) ............................................   49.5%
                    (Orange  Acquisition,  Inc., as a Limited  Partner,  owns 49.5%; an unaffiliated  party owns  49.5%,  as a Limited  Partner;  and  Orange  Cogeneration  GP,  Inc.,  as General
                    Partner, owns 1%.)
              Orange Cogeneration Funding Corp. (Delaware) .......................................................  100
         Orange Cogeneration GP II, Inc. (Delaware) ..............................................................   50
                    (El Paso Energy International Company owns 50%; an unaffiliated party owns 50%.)
              Orange Cogeneration G.P., Inc. (Delaware) ..........................................................  100
                  Orange Cogeneration Limited Partnership   (Delaware L.P.) ......................................    1
                         (Orange  Cogeneration  GP, Inc. owns 1%, as General Partner;  Orange  Acquisition,
                         Inc., owns 49.5%,  as a Limited  Partner;  an unaffiliated  party owns 49.5%, as a
                         Limited Partner.)
         Polk Power GP II, Inc. (Delaware) .......................................................................   50
                (El Paso Energy International Company owns 50%; an unaffiliated party owns 50%.)
              Polk Power GP, Inc. (Delaware) .....................................................................  100
                  Polk Power Partners, L.P. (Delaware L.P.)  .....................................................    1
                         (Polk Power GP, Inc., as General Partner, owns 1%; EPEC MLP Inc., as Limited Partner, owns 45.75%; unaffiliated parties, as Limited Partners, own 53.25%.)
         Sandbar Petroleum Company (Delaware) ....................................................................  100
         S.K. Petroleum Company (Delaware) .......................................................................  100
         West Campus Cogeneration Company (Delaware) .............................................................  100
     EL PASO FIELD SERVICES COMPANY (Delaware) ...................................................................  100
         Cornerstone Gas Gathering Company (Delaware) ............................................................  100
         Coyote Gas Treating Limited Liability Company (Colorado LLC).............................................   50
                (El Paso Field Services Company owns 50%; unaffiliated parties own 50%.)
         Dubach Gas Company (Texas) ..............................................................................  100
         El Paso Dubach Liquids Pipeline Company (Delaware) ......................................................  100
         El Paso Energy Intrastate Company (Delaware) ............................................................  100
              Mountain Creek Joint Venture (Texas J.V.) ..........................................................   50
                    (El Paso Energy Intrastate Company owns 50%; unaffiliated parties own 50%.)
              Oletha Pipeline I, Ltd. (Texas LP) .................................................................   98
                    (El Paso Energy Intrastate Company, as Limited Partner, owns 98%; Oletha Pipeline Corporation, as General Partner, owns 2%.)
              Oletha Pipeline II, Ltd. (Texas LP) ................................................................   98
                    (El Paso Energy Intrastate Company, as Limited Partner owns 98%; Oletha Pipeline Corporation, as General Partner, owns 2%.)

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998


              Oletha Pipeline Corporation (Texas) ................................................................  100
                  Oletha Pipeline I, Ltd. (Texas LP) .............................................................    2
                         (Oletha Pipeline Corporation, as General Partner, owns 2%; El Paso Energy Intrastate
                         Company, as Limited Partner, owns 98%.)
                  Oletha Pipeline II, Ltd. (Texas LP) ............................................................    2
                         (Oletha Pipeline Corporation, as General Partner, owns 2%; El Paso Energy Intrastate
                         Company, as Limited Partner, owns 98%.)
         El Paso New Chaco Company (Delaware) ....................................................................  100
         El Paso Offshore Gathering & Transmission Company (Delaware) ............................................  100
              Seahawk Transmission Company (Texas) ...............................................................  100
         EPEC Deepwater Gathering Company (Delaware) .............................................................  100
              Viosca Knoll Gathering Company (Delaware J.V.) .....................................................   50
                    (EPEC Deepwater Gathering Company owns 50%; VK Deepwater Gathering Company owns 50%.)
         Garvin County Pipeline (Texas J.V.) .....................................................................   33.33
                (El Paso Field Services Company, owns 33 1/3%; unaffiliated parties own 66.2/3%)
         Gulf States Gas Pipeline Company (Delaware) .............................................................  100
              Gulf States Pipeline Corporation (Louisiana) .......................................................  100
EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     EL PASO FIELD SERVICES COMPANY (CONTINUED)
         GULF STATES PIPELINE COMPANY (CONTINUED)
              GULF STATES PIPELINE CORPORATION (CONTINUED)

                  Gulf States Transmission Corporation (Louisiana) ...............................................  100   %
         Oasis Pipe Line Company (Delaware) ......................................................................   35
                (El Paso Field Services Company owns 35%; unaffiliated parties own 65%.)
         Pentex Pipeline Company (Texas) .........................................................................  100
         Tembec Company (Texas J.V.) .............................................................................   50
                (El Paso Field Services Company owns 50%; unaffiliated parties own 50%.)
     El Paso Services Holding Company (Delaware) .................................................................  100
         EPEC Corporation (Delaware) .............................................................................  100
              El Paso Energy Marketing Company (Delaware) ........................................................  100
                  Argentina Energy Marketing Company (Cayman Islands) ............................................  100
                  Eastex Gas Production Company (Delaware) .......................................................  100
                         (IN DISSOLUTION)
                  Eastex Gas Storage and Exchange, Inc. (Delaware) ...............................................  100
                  Eastex Gas Transmission Company (Delaware) .....................................................  100
                         (IN DISSOLUTION)
                  El Paso Energy Marketing Canada Inc. (Canada) ..................................................  100
                      ECNG Inc. (Canada) .........................................................................  100
                           Inter-City Cogenerating Services Ltd. (Canada) ........................................  100
                  El Paso Gas Marketing Company (Delaware) .......................................................  100
                  Heath Petra Exploration, Inc. (Delaware) .......................................................  100
                         (IN DISSOLUTION)
                  Heath Petra Resources, Inc. (Delaware) .........................................................  100
                  Island Sound Commercial Energy Sales, Inc. (Delaware) ..........................................  100
                  Paragon Gas Marketing Company (Delaware) .......................................................  100
                  Premier Gas Company (Delaware) .................................................................  100
              EPEC Nederland B.V. (Netherlands) ..................................................................  100
              Marlin Drilling Co., Inc. (Delaware) ...............................................................  100
                  Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) ...........................................   99.84
                         (Marlin Drilling Co., Inc. owns 99.84%; Bluefin Supply Company owns 0.16%.)

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

                  Bluefin Supply Company (Delaware) ..............................................................  100
                      Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) .......................................    0.16
                             (Bluefin Supply Company owns 0.16%; and Marlin Drilling Co., Inc. owns 99.84%.)
     MIDWESTERN GAS TRANSMISSION COMPANY  (Delaware) .............................................................  100
         EPEC Minerals Company - California (Delaware) ...........................................................  100
         EPEC Minerals Company - Nevada (Delaware) ...............................................................  100
         EPEC OCS Company, Inc. (Delaware) .......................................................................  100
         EPEC Oil Company (Delaware) .............................................................................  100
              (IN DISSOLUTION)
         EPEC Polymers, Inc. (Delaware) ..........................................................................  100
         H.T. Gathering Company (Texas) ..........................................................................   50
              (IN DISSOLUTION)
         SWL Security Corp. (Texas) ..............................................................................  100
              (IN DISSOLUTION)
         Tennessee Overthrust Gas Company (Delaware) .............................................................  100
              (IN DISSOLUTION)
         TGP Corporation (Delaware) ..............................................................................  100
              (IN DISSOLUTION)

EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)

     Oil Casualty Insurance Ltd. (Bermuda) .......................................................................    8.14%
           (El Paso Tennessee Pipeline Co. owns 8.14%; unaffiliated parties own 91.86%.)
     TENNESSEE GAS PIPELINE COMPANY (Delaware) ...................................................................  100
         Border Gas Inc. (Delaware) (a close corp.) ..............................................................   37.5
                    (Tennessee Gas Pipeline Company owns 37.5%; El Paso Natural Gas Company owns 15%; unaffiliated parties own 47.5%.)
         El Paso Energy Holdings Inc. (Delaware) .................................................................  100
         Eastern Insurance Company Limited (Bermuda) .............................................................  100
         El Paso Energy Portland Corporation (Delaware) ..........................................................  100
              Portland Natural Gas Transmission System (Maine G.P.) ..............................................   17.8
                         (El Paso Energy Portland Corporation, as General Partner, owns 17.8%; unaffiliated parties own 82.2%.)
         El Paso Gas Services Company (Delaware) .................................................................  100
         El Paso Power Services Company (Delaware) ...............................................................  100
              Brush Generation Company, L.L.C. (Delaware) ........................................................  100
                  Colorado Power Partners (Colorado G.P.) ........................................................    1
                         Morgan Generation Company, L.L.C. owns 99%; Brush Generation Company, L.L.C. owns 1%.
              El Paso Berkshire Power I Company (Delaware) .......................................................  100
                  Berkshire Power Company L.L.C. (Massachusetts LLC) .............................................   10
                         (El Paso Berkshire  Power I Company owns 10%; El Paso  Berkshire  Power II Company owns
                         80%; an unaffiliated party owns 10%.)
              El Paso Berkshire Power II Company (Delaware) ......................................................  100
                  Berkshire Power Company L.L.C. (Massachusetts LLC) .............................................   80
                         (El Paso Berkshire Power I Company owns 10%; El Paso Berkshire Power II Company owns 80%;
                         an unaffiliated party owns 10%.)
              El Paso Milford Power I Company (Delaware) .........................................................  100
                  Milford Power Company L.L.C. (Delaware) ........................................................    5
                         (El Paso Milford Power I Company owns 5%; El Paso Milford Power II Company owns 90%; and
                         an unaffiliated party owns 5%)
              El Paso Milford Power II Company (Delaware) ........................................................  100
                  Milford Power Company L.L.C. (Delaware) ........................................................   90
                         (El Paso Milford Power I Company owns 5%; El Paso Milford Power II Company owns 90%; and
                         an unaffiliated party owns 5%)

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

              Morgan Generation Company, L.L.C. (Delaware) .......................................................  100
                  Colorado Power Partners (Colorado G.P.) ........................................................   99
                         Morgan Generation Company, L.L.C. owns 99%; Brush Generation Company, L.L.C. owns 1%.
         EPEC - Altamont Corporation (Delaware) ..................................................................  100
                  (IN DISSOLUTION)
         EPEC Chase, Inc. (Texas) ................................................................................  100
                  (IN DISSOLUTION)
         EPEC Communications Corporation (Delaware) ..............................................................  100
         EPEC Delta XII Gas Co., Inc. (Delaware) .................................................................  100
                  (IN DISSOLUTION)
         EPEC East Corporation (Delaware) ........................................................................  100
                  (IN DISSOLUTION)
         EPEC EIS Company (Delaware) .............................................................................  100
              EPEC EIS Canada Ltd. (Alberta) .....................................................................  100
         EPEC Gas Louisiana Inc. (Delaware) ......................................................................  100
                  (IN DISSOLUTION)
              Martin Exploration Company (Delaware) ..............................................................  100
                      (IN DISSOLUTION)
         EPEC Gas Properties Inc. (Delaware) .....................................................................  100
         EPEC Gas Services, Inc. (Delaware) ......................................................................  100
EL PASO ENERGY CORPORATION (CONTINUED)
  EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
     TENNESSEE GAS PIPELINE COMPANY (CONTINUED)

         EPEC Liquids Corporation (Delaware) .....................................................................  100   %
                  (IN DISSOLUTION)
         EPEC Midwest Corporation (Delaware) .....................................................................  100
                  (IN DISSOLUTION)
         EPEC MTBE, Inc. (Delaware) ..............................................................................  100
                  (IN DISSOLUTION)
         EPEC OGS Inc. (Delaware) ................................................................................  100
         EPEC Realty, Inc. (Delaware) ............................................................................  100
         EPEC Services Company (Delaware) ........................................................................  100
                  (IN DISSOLUTION)
              EPEC AIRCO Inc. (Delaware) .........................................................................  100
                      (IN DISSOLUTION)
              EPEC OCSPET Inc. (Delaware) ........................................................................  100
                      (IN DISSOLUTION)
         EPEC SNG Inc. (Delaware) ................................................................................  100
         EPEC Texas Acquisition Inc. (Delaware) ..................................................................  100
                  (IN DISSOLUTION)
         EPEC West, Inc. (Delaware) ..............................................................................  100
              EPEC Technology Consulting Services Inc. (Delaware) ................................................  100
         EPEC Western Market Center Corporation (Delaware) .......................................................  100
              The Western Market Center Joint Venture (Wyoming J.V.)  ............................................   50
                         (EPEC Western Market Center Corporation owns 50%; unaffiliated parties own 50%.)
         EPEC Western Market Center Service Corporation (Delaware) ...............................................  100
         Land Ventures, Inc. (Delaware) ..........................................................................  100
         Midwestern Gas Marketing Company  (Delaware) ............................................................  100
         Mont Belvieu Land Company (Delaware) ....................................................................  100

                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998


         New Midwestern Inc. (Delaware) ..........................................................................  100
         Tennessee Gas Transmission Company (Delaware) ...........................................................  100
         Tennessee Storage Company (Delaware) ....................................................................  100
              Bear Creek Storage Company (Louisiana Partnership) .................................................   50
                    (Tennessee Storage Company, as General Partner, owns 50%; unaffiliated  parties own 50%.)
                  Bear Creek Capital Corporation (Delaware) ......................................................  100
         Travis Place Parking Garage Inc. (Delaware) .............................................................  100